                                                                    EXHIBIT 10.1

SWEDISH PROPERTY OWNERS ASSOCIATION  LEASE CONTRACT
                                     FOR COMMERCIAL PREMISES
                                                       No. 2003-0017-1

The undersigned have this day entered into the following lease contract. A tick indicates that the text following the box applies.

Landlord      LANSFORSAKRINGSBOLAGENS AB

Tenant        INDUSTRIMATEMATIK AB             Personal/Organisation No.  556102-7680

Address       Municipality                     District/City property
of Premises   STOCKHOLM                        KAKENHUSEN 25
              Street                           Floors      Flat/Suite Number
              KUNGSGATAN 12-14                 1

Condition     The premises and associated spaces are leased, if not otherwise
& Use of      specified, in existing condition
Premises     and to be used as                STORAGE

Size and      Shop space on   Office space on   Warehouse area on   Other spaces
Extent of     Floor m/2/      Floor m/2/        Floor  m/2/         Floor m/2/
Premises                                        1      116
                                                                                                               Appendix
              X  Extent of the leased premises has been marked on the appended drawing(s)                      1
             ---

              __ Access for __place  __ place for sign cabinet/   parking space(s)   garage space(s)
                 vehicle loading     vending machine             for                  for
                 and unloading                                    __ car(s)           __ car(s)  __outbuilding

Furnishings   The premises are leased
              X  without furnishing specifically                                                               Appendix
             ---
              designed for the activities                             Upon the Appendix termination of the
              __ with furnishings specifically                        lease contract, the tenant shall
              designed for the activities according to Appendix       if not otherwise agreed, remove
                                                                      furnishings belonging to him
                                                                      and restore the premises to
Contract      From                                        To          acceptable condition
Period        1 APRIL 1997                                30 SEPTEMBER 2000

Cancellation  Notice of intent to cancel this                         prior to the expiration of the contracted lease; otherwise
& Extension   contract shall be given in writing at least 9 months    the contract shall be extended by 3 years each time

Rent          Kronor
              34,800                                      per year represents__total rent  marked below    X  rent excl. supplements

                                                                                                          ---

Index clause  X  Changes to the above stated rent shall occur in accordance with the appended index clause
              --
                                                                                                               Appendix 2
Costs of      The necessary heating of the premises shall be provided by         Hot water shall be supplied
Heating       __Landlord    __Tenant                                             X  Year round            __Not at all
and Hot Water                                                                   ---
              X  Fuel/heat supplement xxxxxxxxxxxxx included                     Appendix
              --
Water/Sewage  __ Water/sewage supplement charged according to appended clause                                  Appendix

Cooling/      __ Costs for operation of special cooling and ventilation equipment compensated for as per appended clause
Ventilation

Electricity   __ Included in rent                                   X  Tenant has own subscription
                                                                   ---
              charged with the rent at SEK 15 per m/2 /(reduced electricity fee due to the use of the premises)

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
Cleaning of
Stairwells      __Included in rent                            __Administered and paid for by tenant

Wrapping and
Rubbish         Administered and paid for by the tenant
Collection      __ Included in rent                           __ (however, the landlord shall supply rubbish
                                                              containers and the necessary rubbish room
Removal of
Snow and        __ Included in rent                           __Administered and paid for by tenant
Sanding

Property Tax    __Included in rent                            X Compensation shall be paid according to separate  Appendix
                                                                agreement                                         3
Unforeseen
Expenses       In the event that, subsequent to the signing of the contract, unforeseen cost increases arise for the property based upon: a) introduction or increase of tax, fees or charges applied specifically to the property decreed by the
               Parliament, Government, Municipality or Authority. b) general construction/renovation measures or similar upon the property, which do not solely reflect the premises and which the tenant is obliged to perform as a result of decree by the Parliament, Government, Municipality or Authority the tenant shall simultaneously to the cost increase taking effect pay compensation to the landlord for that share of costs attributable to the leased premises of the total annual cost increase for the property. The share attributable to the leased premises is 46.3 per cent (if no percentage is indicated, it shall be calculated relative to the current rents generated by the property at the time the cost increase occurs). Tax as used above does not refer to VAT and property tax to that extent that compensation for such is paid in accordance with the separate agreement above. Compensation shall be paid in accordance with the rules on payment of rent indicated below.

Value          X  The property owner/landlord is obliged to pay VAT for the rental of the premises. The tenant shall pay, in
              ---
Added Tax      addition to the rent, the applicable VAT on each occasion.
(VAT)

               ___ If the property owner/landlord, upon decree by the Tax Board, becomes obliged to pay VAT for the rental of the premises, the tenant shall pay, in addition to the rent, the applicable VAT on each occasion.

               That which is paid simultaneously with the rent shall be calculated upon the indicated rental amount plus, in accordance with the applicable regulations upon each occasion for VAT levied upon rent and upon in the in each case applicable supplemental amounts charged and other compensation according to the lease contract, in accordance with the regulations for VAT in effect upon each occasion.

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
Payment of     Rent shall be paid in advance and without demand upon the last weekday of each Post giro No. Bank giro No.
Rent           X Calendar quarter   ___ Calendar month   via deposit to: 5885-8440
               -

Interest       If rent is paid laid, the tenant shall pay interest in accordance
Payment        with the Swedish law on interest on late payments and shall pay compensation for written payment reminders in accordance with the law on compensation
Reminders      for the costs of collection of debt, etc. Compensation for reminders shall be paid at the amount in effect upon each
               occasion in accordance with the law on compensation for the costs of collection of debt, etc.

Maintenance,
etc.           __ The landlord shall perform and pay for necessary maintenance     The tenant shall however:  Appendix
               of the premises and any furnishings provided by him.

               X The tenant shall perform and pay for the necessary interior       In addition, tenant's maintenance duties include:

              --
               maintenance of surfaces including floors, walls and ceilings                                   Appendix
               and of furnishings provided by the landlord.

               __Allocation of responsibility for maintenance is in accordance with separate appendix.        Appendix


               The tenant does not have the right to a reduction of the rent for obstructions or damage under his rights of usufruct during that time that the landlord causes to be performed customary maintenance of the property or the leased premises. It is, however, the obligation of the landlord to notify the tenant in good time of the nature and extent of the work to be performed as well as where and during which period the work shall be carried out.
               In the event that the lease is for shop premises/workshop premises with activities that are dependent upon access to the premises by the lessee's customers, the clause shall be valid only upon specific agreement between the parties.
               It is the obligation of
               __the landlord   X the tenant                     to under his own liability and at his own cost
                               --
                                                                 provide for those measures which may be required by insurance companies, the Building Board, Environmental or Health
                                                                 Protection Agencies, the Fire Brigade or any other official agency for the intended use of the premises. The tenant shall consult with the landlord before any such measures are taken.

               If the tenant, without obtaining the required building permit, makes changes to the premises and the landlord is consequently forced according to the regulations of the Swedish Planning and Building Act to pay building fees or extra building penalty fees, the tenant shall pay the equivalent amount to the landlord.

Signs,         The tenant has the right, following consultation with the landlord, to set up signs customary for his activities
Marquees,      under the condition that the landlord does not have reasonable grounds upon which to refuse permission and provided
Windows        that the tenant has obtained the necessary permit from the appropriate authority. Upon removal from the premises, it
Doors, etc.    is the obligation of the tenant to restore the building facade to acceptable condition.

               Upon more comprehensive property maintenance such as renovation of the facade, it is the obligation of the tenant to remove signs, marquees and antennae before the work begins and replace them afterward at his own expense and without any compensation thereto.
               The landlord hereby agrees not to install vending machines or sign cabinets on the external walls to those premises leased by the tenant without the permission of the tenant and also provides the tenant with the option right to install vending machines and sign cabinets on the walls in question.

               __ the landlord   X the tenant        is responsible for damage caused    to display windows, entry doors and signs.
                                --

Locks          It is the obligation of

               __ the landlord      __ the tenant    to equip the premises with such locks and theft-protection devices that are required in order for the tenant's business or company insurance to be valid.
Force
Majeure        The landlord refuses to accept liability for fulfilling his part of the contract and from the liability to pay compensation if he is unable to perform any or all of his contractual duties or if such can only be performed at an abnormally high cost due to war or civil unrest, due to work stoppage, blockade, fire, explosion or actions by public authorities over which the landlord has no control and could not predict.

Security       For this contract to be valid, security in the following form is required:
               __Bank guarantee       __Surety     __       submitted no later than                 Appendix

Special
Conditions                                                                                          Appendix

Signature      This contract, which cannot be inscribed without specific approval, has been drawn up in two identical copies, of which each party to the agreement has taken one. Any previous agreements between the parties with regard to the premises referred to herein shall cease to be valid upon the date that this contract takes effect.

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            Place/date                               Place/date
            STOCKHOLM, 2 MAY 1997                    STOCKHOLM, 2 APRIL 1997

            Landlord                                 Tenant
            LANSFORSAKRINGSBOLAGENS AB               INDUSTRIMATEMATIK AB
            C/O LANSFASTIGHETER HB
            (SIGNATURE)                              (SIGNATURE)
            HANS LENNERYD
Scope of    Based upon the agreement entered into upon this day, the contract
Agreement                      shall cease to be valid as of upon which day
regarding                      the tenant agrees to vacate the premises
removal

            Place/date     Landlord                  Tenant
Transfer    This lease contract is
            transferred as of to
            Vacating tenant         Assuming tenant  Personal/Organisation No.
Transfer
approved    Place/date              Landlord

                             INDEX CLAUSE        Appendix No. 2
                                                 FOR COMMERCIAL PREMISES
                                                 See reverse for explanations

Refers to    Lease Contract No.           Property
             2003-0017-1                  Kakenhusen 25

Landlord     Lansforsakringsbolagen AB

Tenant       IndustriMatematik AB

Clause       Of the rental amount indicated on the contract of SEK 34,800 shall
                                                               ----------
             100 % or SEK 34,800 constitute the base rent. During the lease
             ---          ------
             period and based upon changes in the Consumer Price Index (total index with 1980 as base year, a supplement to the rental amount shall be charged as a certain percentage of the base rent according to the grounds indicated below.

             For lease agreements which begin during the period between 1 January and 30 January, the base rent is regarded as having been adapted to the index figure for the month of October of the previous year.

             For lease agreements which begin anytime during the period of 1 July to 31 December, the base rent shall instead be regarded as adapted to the index figure for the month of October of that same year.

             The index figure of the month of October to which the base rent is adapted in accordance with the above constitutes the base figure insofar as not otherwise agreed in accordance with the following through the indication of a specific year .

             Otherwise agreed base figure, namely the index figure for the month of October of 1996 (255.9).
                           -----------

             In the event that the index figure upon the next following month of October rises by at least three (3.0) points relative to the base figure, a supplement shall be charged at that percentage at which the index figure has changed relative to the base figure. From that point forward, a supplement shall be charged relative to the index changes, with changes in the rent calculated on the basis of the changes, expressed as a percentage, between the base figure and the index figure for the respective month of October. In order for a change in the rent to take place in future, the index for a month of October must go up or down by at least three (3.0) points relative to the index figure which was in effect upon the last occasion upon which the rent was changed in accordance with this clause.

             The rent in effect shall, however, never be set at an amount lower than that rent amount given on the contract. Changes in the rent shall always take effect on the first day of January following the recalculation consequent to the October index .

Signature    Place and date                      Place and date
             Stockholm, 2 May 1997               Stockholm 2 April 1997

             Landlord                            Tenant
             LANSFORSAKRINGSBOLAGENS AB          INDUSTRIMATEMATIK AB
             c/o Lansfastigheter HB
             (Signature)                         Tenant
             Hans Lenneryd                       (Signature)
                                                 Johan Helmersson

Landlord's own notes regarding the base figure:


                                                                               5
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EXPLANATIONS

1.
Whether the entire rent or a certain percentage thereof shall be index-adjusted is a matter for negotiation and can depend upon the other terms of lease (such as the size of the rent in SEK/m2 and year as well as other obligations which devolve upon the tenant, etc.).

2. BASE FIGURE
The index figure for the October month for which the base rent is considered to be adapted shall make up the base figure, insofar as not otherwise agreed through the indication of year (see the conditions on the opposite page). Under current conditions, the October index will become known around 20 November. The base figure is given as reported by SCB, i.e. with one decimal.

3. OCCASIONS OF COMPARISON
Comparison between the index figures occurs as soon as the October index has become known. To avoid adjustments upon very insignificant changes in the index, the clause is based upon the premise that the index figure must have changed by at least three (3.0) points.

4. THE CHANGE EXPRESSED AS A PERCENTAGE
The percentage from which the index figure has risen can be calculated according to the following formula:

X = A - 100    where X =  the percentage figure sought
    -------
       B       where A = the number of points (with one decimal) by which the index figure has risen
               where B =  the base figure (with one decimal)

Calculation of the index difference is done with one decimal. The percentage figure sought (X) is rounded off to the nearest whole number. The supplemental charge thus calculated is rounded off to an even amount of Swedish kronor.

5. FIRST RECALCULATION OF THE RENT
For the clause to be applied for the first time requires that the index figure for any October month has risen by at least three (3.0) points relative to the base figure.

6. FURTHER RECALCULATIONS OF THE RENT
It is also required in future, for a recalculation of the rent to occur, that the index figure again changes by at least three (3.0) points relative to the base figure.

7. EXAMPLES OF APPLICATION OF THE CLAUSE
The contract was signed in December 1993. The new rent began to apply on 1 June 1994 and the base rent is SEK 75,000. The index for October 1993 makes up the base figure; it was 245.2

October 1994
Assumed Index Figure 252.6   The index figure is 7.4 points higher than the base
                             figure of 245.2. Using the formula given under Point 4, the increase is calculated and expressed as a percentage with the following method:

                             X = 7.4 - 100  ; X rounded off = 3
                                 ---------
                                   245.2

                             From 1 January 1994, a supplementary charge of SEK 2,250 is added to the base rent.

                             If the new rent of SEK 75,000 were to instead begin to apply from 1 September 1994, the index for October 1994 would make up the base figure and the rent can be changed only from 1 January 1996.



October 1995                 The index figure has risen by 6.5 points relative
                             to the index figure that preceded

                                                                               6
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Assumed Index Figure 259.1   the recalculation of the rent. The index figure is
                             13.9 points higher than the base figure. The increase expressed as a percentage becomes, according to the formula:

                             X = 13.9 - 100 ; X rounded off = 6
                                 ----------
                                    245.2


                             From 1 January, the supplementary charge added to the base rent becomes SEK 4,500.

October 1996
Assumed Index Figure 261.6   No change takes place because the index figure rose
                             by only 2.5 points relative to the index figure that last preceded the recalculation of the rent
                             (259.1).

October 1997
Assumed Index Figure 258.5   No change occurs. The index figure has gone down
                             only by 0.6 points relative to the index figure that last preceded the recalculation of the rent
                             (259.1).

October 1998
  Assumed Index Figure 270.4 The index figure has now risen by 11.3 points relative to the index figure that last preceded the recalculation of the rent (259.1). The index figure is 25.2 points higher than the base figure. A new recalculation of the rent shall thus be done. Relative to the base figure, the index figure has no risen by 25.2 points, i.e., rounded off to 10%. The supplementary charge above the base rent thus becomes SEK 7,500.

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